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EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify that the Quarterly Report on Form 10-Q/A for the quarter ended March 25, 2005 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:  November 18, 2005           /s/ Joseph H. Moglia
                                    -----------------------------------------
                                    Joseph H. Moglia
                                    Chief Executive Officer

Dated:  November 18, 2005           /s/ John R. MacDonald
                                    -----------------------------------------
                                    John R. MacDonald
                                    Executive Vice President, Chief Financial
                                       Officer, Chief Administrative Officer and
                                       Treasurer